UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report
August 6, 2014

(Date of earliest event reported)

BREITLING ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation or organization)	000-50541 (Commission File Number)	88-0507007 (I.R.S. Employer Identification Number)

1910 Pacific Avenue, Suite 12000

Dallas, Texas 75201
(Address of principal executive offices, including zip code)

(214) 716-2600
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 6, 2014, Mr. Chris E. Williford notified the Board of Directors of Breitling Energy Company (the “Company”) that, due to other time commitments, he has resigned from the Company’s Board of Directors effective August 15, 2014. The Company’s Board is in the process of evaluating suitable candidates to fill the vacancy created by his resignation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BREITLING ENERGY CORPORATION

August 8, 2014	By:	/s/Chris Faulkner
Chris Faulkner Chief Executive Officer